THE ARBITRAGE FUNDS

Water Island Long/Short Fund (the “Fund”)

Supplement dated May 5, 2021 to the Summary Prospectus and Statutory Prospectus, each dated September 30, 2020, as supplemented to date

Effective immediately, the following changes are applicable to the Fund.

I.                                      Proposed reorganization to an exchange-traded fund (“ETF”)

At a meeting held on May 4, 2021, the Board of Directors of The Arbitrage Funds (“Trust”) approved converting the Fund, a separate series of the Trust, into an ETF by the reorganization of the Fund into the AltShares Event-Driven ETF, which will be a newly created series of the AltShares Trust (the “Reorganization”). If approved by shareholders, the Reorganization is currently expected to close in the third quarter of 2021.

In anticipation of the Reorganization, effective immediately, the Fund will no longer accept purchases to invest in R Shares.  Further, the Fund’s adviser, Water Island Capital LLC (“Adviser”), has advised the Board that all R Shares currently issued and outstanding will be redeemed by the end of May 2021 (the “Redemption Date”). Accordingly, upon the recommendation of the Adviser and consistent with the Trust’s governing documents, the Board has approved the abolishment of the Fund’s R Shares class on or about the Redemption Date.

Before the consummation of the Reorganization, an Information Statement/Prospectus will be mailed to the Fund’s shareholders as of the record date.

II.                                Portfolio Manager

Effective immediately, Eric Becker is a portfolio manager for the Fund. Accordingly, the following replaces the disclosure under the heading “Portfolio Managers” in the section entitled “SUMMARY SECTION” on page 22:

Portfolio Manager	Portfolio Manager Since
Eric Becker	April 2021
John Orrico, CFA, CIO, and President and Trustee of The Arbitrage Funds	February 2021

The following replaces the third paragraph of the disclosures under the heading “Portfolio Managers” in the section entitled “THE ADVISER” on page 44 of the Prospectus:

John Orrico, CFA and Eric Becker are portfolio managers for Water Island Long/Short Fund. They are both equally responsible for the day-to-day management of the portfolio of the Fund.

The following becomes the eleventh paragraph of the disclosures under the heading “Portfolio Managers” in the section entitled “THE ADVISER” on page 44 of the Prospectus:

Eric Becker joined the Adviser in 2010 and serves as Portfolio Manager of the Fund, and Senior Investment Analyst of the Adviser. Prior to joining the firm, Mr. Becker worked for the Electronic Trading and Product Development divisions of Bloomberg Tradebook. Mr. Becker received an Executive MBA from Cornell University and a BS in Business Administration from Bucknell University.

III.       Principal Investment Strategy

The following replaces the disclosure under the heading “Principal Investment Strategies” in the section entitled “SUMMARY SECTION” on page 17 of the Prospectus and the disclosure on pages 35 and 36 of the Prospectus under the sub-heading Water Island Long/Short Fund under the heading “Principal Investment Strategies and Policies” in the section entitled “INVESTMENT OBJECTIVE, POLICIES, AND RISKS”:

To pursue its investment objective, the Fund employs a “long/short” event-driven strategy, which seeks to profit by investing, long and/or short, in the equity and debt securities of companies whose prices the Adviser believes are or will be impacted by a publicly announced or anticipated corporate event.  The strategy may invest both long and short across industries/sectors, market capitalizations, and credit qualities, and it will invest internationally, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

Corporate events may take the form of “hard” catalysts or “soft” catalysts.

●                 Hard Catalysts. Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions (“M&A”), but hard catalysts may also take other forms including, but not limited to, Dutch tenders, initial public offerings (“IPOs”) of special purpose acquisition companies (“SPACs”), yield-to-call opportunities, and spin-offs (pre-completion). Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward.

●                 Soft Catalysts.  Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A, asset sales, spin-offs (post-completion), private investments in public equity (PIPEs) of SPACs, de-SPAC processes, turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

The Adviser will invest in both hard and soft catalysts with a capital structure agnostic approach, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity. The Adviser will focus on two core approaches to event-driven investing – merger arbitrage and special situations – though may also engage in other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

In addition, the Fund will hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s net long exposure may exceed 100% of the Fund’s net assets.

The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets.  Investments in derivative instruments may have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to exposures that exceed the Fund’s total assets and may result in losses that exceed the amount the Fund invested. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio.

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry. The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.”

IV.       Principal Risks

Under the heading “Principal Risks” in the section entitled “SUMMARY SECTION” on pages 17 through 21 of the Prospectus, the disclosure paragraphs with the following headings are deleted: SPACs Risk; Initial Public Offering (IPO) Risk; Convertible Security Risk; ETF Risk; ETN Risk; Preferred Securities Risk; Private Placement and Restricted Securities Risk.

Under the heading “Principal Investment Risks” in the section entitled “INVESTMENT OBJECTIVE, POLICIES, AND RISKS,” on page 38 of the Prospectus, the first paragraph is revised as follows:

All investments, including those in mutual funds entail risks that could cause a Fund and you to lose money. The SUMMARY SECTION for each of the Funds discusses the principal risks applicable to that Fund.  The risks identified in the table below are the principal risks and certain non-principal risks of investing in each Fund.

In addition, with respect to the Water Island Long/Short Fund, the table is revised as follows:

Water Island Long/Short Fund
Active Management Risk	X
Concentration Risk	X
Convertible Security Risk	X
Counterparty Risk	X
Credit Risk	X
Currency Risk	X

Derivatives Risk	X
ETF Risk	X
ETN Risk	X
Event-Driven Risk	X
Foreign Securities Risk	X
Hedging Transaction Risk	X
High Portfolio Turnover	X
Initial Public Offering (IPO) Risk	X
Interest Rate Risk	X
Large Shareholder Transaction Risk	X
Leverage Risk	X
LIBOR Rate Risk	X
Liquidity Risk	X
Market Risk	X
Merger Arbitrage Risk	X
Non-Diversification Risk	X
Options Risk	X
Preferred Security Risk	X
Private Placement and Restricted Securities Risk	X
Sector Risk	X
Short Sale Risk	X
Small and Medium Capitalization Securities Risk	X
Special Purpose Acquisition Companies Risk	X
Special Situations Risk	X
Temporary Investment/Cash Management Risk	X
Swap Risk	X

Please retain this supplement for future reference.

THE ARBITRAGE FUNDS

Water Island Long/Short Fund (the “Fund”)

Supplement dated May 5, 2021 to the Statement of Additional Information (“SAI”), dated

September 30, 2020, as supplemented to date

Effective immediately, the following changes are applicable to the Fund.

I.                                      Proposed reorganization to an exchange-traded fund (“ETF”)

At a meeting held on May 4, 2021 (the “Meeting”), the Board of Directors of the Fund (the “Board”) approved converting the Fund into an ETF by the reorganization of the Fund into the AltShares Event-Driven ETF, which will be a newly created series of the AltShares Trust (the “Reorganization”). If approved by shareholders, the Reorganization is currently expected to close in the third calendar quarter of 2021.

II.                                Strategies, Securities and Related Risks

The section of the SAI entitled, “STRATEGIES, SECURITIES AND RELATED RISKS” is amended to add the following securities to the table beginning on page 4 and security descriptions following the table:

Security/Strategy	Water Island Long/Short Fund
Master Limited Partnerships (MLPs)	X
Real Estate Investment Trusts (REITs)	X

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

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Real Estate Investment Trusts (“REITs”)

A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests.  A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely, or its failure to maintain exemption from registration under the Investment Company Act.

III.                          Non-Fundamental Investment Policies

At the Meeting, the Board approved the removal of the non-fundamental investment policies previously applicable to the Fund. Accordingly, effective immediately, the Fund is no longer subject to any specific non-fundamental investment policies and the following disclosure is added as the first sentence of the section entitled, “NON-FUNDAMENTAL INVESTMENT POLICIES” beginning on page 26:

The below non-fundamental investment policies are not applicable to the Water Island Long/Short Fund.

IV.                           Portfolio Manager

Effective immediately, Eric Becker is a portfolio manager for the Fund. Accordingly, the following replaces the third table in the section entitled, “PORTFOLIO MANAGERS” beginning on page 43:

Water Island Long/Short Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico	6 accounts	3 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.90 billion	$132 million	$0	$0	$13 million	$0
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$4 million	$0	$0	$0	$0	$0

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The following is added to the table under the heading “Disclosure of Securities Ownership” in the section entitled, “PORTFOLIO MANAGERS” on page 46:

Eric Becker	Water Island Long/Short Fund	None

Please retain this supplement for future reference.

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